Exhibit 99.3

Q2 2021 ? Business Update

Disclaimer → Safe Harbor

This presentation and the accompanying oral commentary contain "forward-looking" statements within the meaning of the federal securities laws, and these statements involve substantial risks and uncertainties. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, expectations of future operating results or financial performance, market size and growth opportunities, the calculation of certain of our key financial and operating metrics, plans for future operations, competitive position, technological capabilities, and strategic relationships, including our recent and potential investments in, and commercial contracts with, various privately-held or publicly-traded companies, as well as assumptions relating to the foregoing. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as "guidance," "expect," "anticipate," "should," "believe," "hope," "target," "project," "plan," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," "shall," and variations of these terms or the negative of these terms and similar expressions. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to risks detailed in our filings with the Securities and Exchange Commission (the "SEC"), including our annual report on Form 10-K for the fiscal year ended December 31, 2020 and other filings and reports that we may file from time to time with the SEC, including our quarterly reports on Form 10-Q for the quarter ended March 31, 2021 and June 30, 2021. You can locate these reports on our investor relations website (investors.palantir.com) or on the SEC website (www.sec.gov). If the risks or uncertainties ever materialize or the assumptions prove incorrect, our results may differ materially from those expressed or implied by such forward-looking statements. Except as required by law, we assume no obligation and do not intend to update these forward-looking statements or to conform these statements to actual results or to changes in our expectations.

We use the non-GAAP financial measures adjusted free cash flow and adjusted free cash flow margin; contribution margin; adjusted gross profit and adjusted gross margin; billings; adjusted EBITDA; adjusted earnings per share; and adjusted operating income (loss) and adjusted operating margin to help us evaluate our business, identify trends affecting our business, formulate business plans and financial projections, and make strategic decisions. Our definitions may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Further, these metrics have certain limitations in that they do not include the impact of certain expenses that are reflected in our consolidated statement of operations. Thus, these non-GAAP financial measures should be considered in addition to, not as a substitute for, or in isolation from, measures prepared in accordance with GAAP.

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This presentation contains statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation.

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Any non-Palantir logos or trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and products of Palantir. The appearance of U.S. Department of Defense (DoD) visual information does not imply or constitute DoD endorsements.

0ntroduction The meta-constella_on is radically changing how satellites are tasked –crea_ng a fundamental link in the AI-enabled decision chain. ? Q1 _ Q2 ? Q3 ? Q4 Read more

02 Q2 2021 Highlights Q2 revenue grew 49% Q2 US commercial revenue year-over-year to $376 million. growth rate accelerated to $400M $376M 90%. +49% $300M $252M $200M $100M Q2 2020 Q2 2021

02 Q2 2021 Highlights Q2 total contract value booked grew 175% year-over-year to $925 million. Total contract value refers to deals that have been awarded by our government and commercial customers and includes exis_ng contractual op_ons and unexercised contract op_ons available to those customers. It presumes the exercise of all contract op_ons and no termina_on of contracts; however, the majority of our contracts are subject to termina_on provisions, including for convenience, and there can be no guarantee that contracts are not terminated or that contract op_ons will be exercised. Total contract value includes $348 million of maximum poten_al revenue from commercial contracts entered into with corresponding approved investment agreements entered into during Q2 2021 and an addi_onal $195 million of maximum poten_al revenue from commercial contracts entered into during Q2 2021 in connec_on with contemplated investment agreements that are subject to nego_a_on, approval, and execu_on. Total Contract Value Booked $1B $925M $750M +175% $500M $337M $250M Q2 2020 Q2 2021

02 Q2 2021 Highlights ? P_L_NT_R TECHNOLOG_ES _NC. We added 20 net new customers in Q2 alone and total commercial customers grew 32% quarter-over-quarter. Q2 commercial customer count increased 61% since December 31, 2020. ? Q1 _ Q2 ? Q3 ? Q4 We de?ne a customer as an organiza_on from which we have recognized revenue during the trailing twelve month period.

02 Q2 2021 Highlights Average revenue from our top 20 customers grew to $39 million in Q2 2021 from $36 million in Q1 2021. We de?ne a customer as an organiza_on from which we have recognized revenue during the trailing twelve month period. Average revenue from our top twenty customers for each period presented is the average revenue recognized from the twenty customers with the greatest amount of revenue recognized in each respec_ve period. Average Revenue per Top 20 Customer $39M $40M $36M $33M $31M $30M $29M $27M $25M $20M $10M TR__L_NG T_EL_E Q4 Q1 Q2 Q3 Q4 Q1 Q2 MONTHS ENDED: 2019 2020 2020 2020 2020 2021 2021

02 Q2 2021 Highlights During Q2 2021, we closed 62 deals of 20 21 at least $1 million. 30 of which were at least $5 million. 21 of which were at least $10 million. ? Q1 _ Q2 ? Q3 ? Q4

02 H1 2021 Highlights First Half of 2021 (“H121”) Revenue growth of Adjusted free Adjusted opera_ng Visibility into future cash ?ow of income of growth is strong, 49%. as total deal value $201M $233M increased represen_ng a represen_ng a 63% 28% margin. 33% margin. to $3.4 billion. Total deal value is the total remaining deal value of contracts that have been awarded by our government and commercial customers and includes exis_ng contractual obliga_ons and unexercised contract op_ons available to those customers. Total deal value presumes the exercise of all contract op_ons and no termina_on of contracts; however, the majority of our contracts are subject to termina_on provisions, including for convenience, and there can be no guarantee that contracts are not terminated or that contract op_ons will be exercised. Included in the $3.4 billion of total deal value is $428 million of maximum poten_al revenue from commercial contracts entered into with corresponding approved investment agreements entered into during H1 2021 and $195 million of maximum poten_al revenue from commercial contracts entered into during H1 2021 in connec_on with contemplated investment agreements that are subject to nego_a_on, Please see the appendix for reconcilia_ons of these non-GAAP financial Adjusted free cash flow excludes employer payroll taxes related to stock- Adjusted opera_ng income and related margin excludes stock-based approval, and execu_on, less $3 million for revenue recognized through measures to the most directly comparable GAAP measures based compensa_on and purchases of property, plant and equipment. compensa_on and related employer payroll taxes. June 30, 2021 from such commercial contracts.

03 Overview Apollo for Edge AI is enabling ? P_L_NT_R TECHNOLOG_ES _NC government and commercial customers to opera_onalize AI at scale—and deploy to the edge with ease. // BUS_NESS UPD_TE

03 → Overview



Q

We’re commercializing Apollo to allow our customers to meet their customers where they are, and take their SaaS where it’s never gone before.


BRING YOUR
OWN COMPUTE
BRING YOUR
OWN STORAGE
PRIVATE
CLOUD
PUBLIC CLOUD
PROVIDERS
Google Cloud
Azure
aws
CLASSIFIED
ENVIRONMENTS
HYBRID
CLOUD

○ Q1 ● Q2 ○ Q3 ○ Q4

03 Overview In two days, one of the largest banks in Europe—with more than 10,000 branches—deployed an end-to-end an_-money laundering and compliance process in Foundry. ——Software-defined data integra_on ——Driving the marginal cost of applica_on development to zero Read more _ Marketecture YEAR 1 YEAR 2 YEAR 3+ YEAR ? Discussions Architecture design Custom development Promise of produc_on Our platforms D_Y 1 Onboarding D_YS 2+ _Opera_onal use in produc_on Time periods are for illustra_on only and may not be representa_ve of the actual experience of each organiza_on.

03 Overview Our no-code and sensor data capabili_es are transforming increasingly complex opera_onal challenges—across mining, energy, and others. ——In mining, Foundry is enabling pinpoint ——In energy, Foundry is enabling the front line to precision to monitor equipment performance, manage mul_-source sensor fusion at the edge measure geotechnical condi_ons, and ensure employee safety – from thousands of miles away P_L_NT_R TECHNOLOG_ES _NC.

03 Overview 20 21 Foundry is the opera_ng system of choice for u_li_es, including PG&E, ENGIE, EnBW, and now Na_onal Grid and Southern California Edison. ——Crea_ng a connected u_lity ——From PSPS, to procurement, to grid management, to safety

03 Overview Day Zero companies are leapfrogging legacy IT investments and building on Foundry as the modern opera_ng system. // BUS_NESS UPD_TE ? P_L_NT_R TECHNOLOG_ES _NC.

03 Overview Celularity ——Accelera_ng research & development, real-world evidence Roivant Wejo ——Improving healthcare delivery through ——Redefining mobility through connected real-world evidence and clinical trial analysis vehicle fleet management & logis_cs

03 Overview Foundry for Builders is enabling startups to integrate data-driven decision making from the outset ? Q1 _ Q2 ? Q3 ? Q4 and e_ciently managing increasing complexity as their businesses scale.

03 Overview Chapter ——Helping customers understand and select Medicare plans Origin Materials Gecko Robo_cs ——Making robots used for ——Turning the carbon in biomass into useful materials, industrial inspec_ons while elimina_ng the need for fossil resources

03 Overview ? Q1 _ Q2 ? Q3 ? Q4 In Q2 2021, we made 60 addi_onal sales hires—and our pipeline is accelera_ng, with ac_ve commercial pilots up by 26% since the end of April. // BUS_NESS UPD_TE We consider a pilot to be ac_ve when a technology evalua_on agreement has been signed by a prospec_ve customer and we have begun working on implementa_on. Commercial pilots growth spans period between May 1st and July 29, 2021.

03 Overview In Q2 2021, we added 20 net new customers and booked $925M of total contract value. Total contract value refers to deals that have been awarded by our government and commercial customers and includes exis_ng contractual op_ons and unexercised contract op_ons available to those customers. It presumes the exercise of all contract op_ons and no termina_on of contracts; however, the majority of our contracts are subject to termina_on provisions, including for convenience, and there can be no guarantee that contracts are not terminated or that contract op_ons will be exercised. Total contract value includes $348 million of maximum poten_al revenue from commercial contracts entered into with corresponding approved investment agreements entered into during Q2 2021 and an addi_onal $195 million of maximum poten_al revenue from commercial contracts entered into during Q2 2021 in connec_on with contemplated investment agreements that are subject to nego_a_on, approval, and execu_on. Customer Count 180 169 160 +13% 149 139 140 120 . TR__L_NG T_EL_E TR__L_NG T_EL_E TR__L_NG T_EL_E MONTHS ENDED MONTHS ENDED MONTHS ENDED Q4 2020 Q1 2021 Q2 2021

03 Overview In Q2 2021, we signed new deals with the US Army, Air Force, and Coast Guard —including a two-year, $100 million deal with SOCOM. ——Par_cipated in the U.S. Northern Command’s third Global Informa_on Dominance Experiment ——Driving applied AI-decision making for real-world scenarios ——Revolu_onizing NORTHCOM’s ability to wield data to outpace adversaries ? Q1 _ Q2 ? Q3 ? Q4

03 Overview In Q2 2021, we signed new deals with HHS and the CDC—including doubling our contract for Tiberius to help the US manage vaccine produc_on, distribu_on, and administra_on. ——Expanding reach in comba_ng the pandemic // BUS_NESS UPD_TE ——Driving innova_on across the healthcare landscape

03 Overview In Q2 2021, we signed a contract with the Federal Avia_on Administra_on —where Foundry will support aircraft cer_fica_on and opera_onal safety. ——Conduc_ng cri_cal tasks such as the ongoing monitoring of the 737 MAX fleet’s return to service ? Q1 _ Q2 ? Q3 ? Q4

03 ⟶ Overview

We continue to develop our channel partnership strategy —and in Q2 2021, we signed a new partnership with DataRobot, focused on helping customers with demand forecasting.

—DataRobot's model development

—Foundry's SDDI, ontology, and operational applications

—Helping customers deploy agile demand forecasting strategies in hours, not months





○ Q1 ● Q2 ○ Q3 ○ Q4

03 Overview We con_nue to develop our Global SI partnership strategy—and in Q2 2021, our work with Accenture Federal has accelerated, now spanning Intel, Defense, and Civilian. ——Delivering accelerated outcomes through joint solu_ons 20 21

03 Overview ? P_L_NT_R TECHNOLOG_ES _NC Last week, we held our Annual Hack Week—during which for the past 15 years, Palan_rians around the world have set aside their daily responsibili_es to create some of the biggest, profound innova_ons we’ve ever delivered. ? Q1 _ Q2 ? Q3 ? Q4

Q2 2021 ? Financial Update ©2021 Palantir Technologies _nc. _ug 12 2021

04 ⟶ Financial Update

Q2 revenue grew 49% year-over-year to $376 million.


$400M
$300M
$200M
$100M
$252M
+49%
$376M
Q2 2020
Q2 2021

H121 revenue grew 49% year-over-year to $717 million.


$700M
$600M
$500M
...
$481M
+49%
$717M
H1 2020
H1 2021

04 Financial Update H121 adjusted free cash flow surpassed $200M, an improvement of $433M year-over-year. $300M $201M $200M $100M ($100M) ($200M) ($232M) ($300M) H1 2020 H1 2021 Please see the appendix for reconcilia_ons of these non-GAAP ?nancial measures to the most directly comparable GAAP measures. We increased our full-year adjusted free cash flow guidance to $300+ million, up from $150M+ previously. $300M+ $300M $200M $150M+ $100M PR_OR F_21 RE__SED F_21 GU_D_NCE GU_D_NCE

04 Financial Update We generated an adjusted opera_ng margin of >30% for the third straight quarter. Adjusted opera_ng income (loss) and adjusted opera_ng margin excludes stock-based compensa_on and related employer payroll taxes. Please see the appendix for reconcilia_ons of these non-GAAP ?nancial measures to the most directly comparable GAAP measures. Q2 adjusted opera_ng income increased to $117 million, represen_ng a margin of 31%. $120M $117M 31% _DJUSTED OPER_T_NG M_RG_N $100M $80M $60M $40M $29M $20M Q2 2020 Q2 2021

04 ⟶ Financial Update

Total Contract Value Booked


$1B
$750M
$500M
$250M
$925M
+175%
$337M
Q2 2020
Q2 2021

Total contract value refers to deals that have been awarded by our government and commercial customers and includes existing contractual options and unexercised contract options available to those customers. It presumes the exercise of all contract options and no termination of contracts; however, the majority of our contracts are subject to termination provisions, including for convenience, and there can be no guarantee that contracts are not terminated or that contract options will be exercised. Total contract value includes $348 million of maximum potential revenue from commercial contracts entered into with corresponding approved investment agreements entered into during Q2 2021 and an additional $195 million of maximum potential revenue from commercial contracts entered into during Q2 2021 in connection with contemplated investment agreements that are subject to negotiation, approval, and execution.

Billings


$500M
$400M
$300M
$200M
$100M
$379M
+40%
$271M
Q2 2020
Q2 2021

Billings is defined as revenue plus the change in contract liabilities for the period presented.

04 Financial Update Our commercial customer count grew 32% quarter-over-quarter. We added 20 net new customers in Q2 2021, with total customers up 13% quarter-over-quarter. 180 169 160 +13% 149 139 140 120 . TR__L_NG T_EL_E TR__L_NG T_EL_E TR__L_NG T_EL_E MONTHS ENDED MONTHS ENDED MONTHS ENDED Q4 2020 Q1 2021 Q2 2021

04 Financial Update We con_nue to see strength across our US business, as revenue grew 60% year-over-year in Q2. Q2 revenue grew 49% year-over-year to $376 million, ahead of prior guidance of 43%. $400M $376M +49% $300M $252M $200M $100M Q2 2020 Q2 2021

04 Financial Update Our government revenue grew 66% year-over-year in Q2 2021, and we signed new deals with the US Army, Air Force, Coast Guard, HHS, and CDC. Total Government Revenue Growth $300M $232M $200M +66% $140M $100M Q2 2020 Q2 2021

04 Financial Update Our commercial revenue grew 28% year-over-year in Q2 2021, and our Q2 US commercial revenue growth rate accelerated to 90% year-over-year. Total Commercial Revenue Growth $150M $144M +28% $112M $100M $50M Q2 2020 Q2 2021

04 Financial Update We ended Q2 2021 with $3.4 billion in total remaining deal value, up 63% year-over-year. $4B $3.4B $3B +63% $2.1B $2B $1B Q2 2020 Q2 2021 Total deal value is the total remaining deal value of contracts that have been awarded by our government and commercial customers and includes exis_ng contractual obliga_ons and unexercised contract op_ons available to those customers. Total deal value presumes the exercise of all contract op_ons and no termina_on of contracts; however, the majority of our contracts are subject to termina_on provisions, including for convenience, and there can be no guarantee that contracts are not terminated or that contract op_ons will be exercised. Included in the $3.4 billion of total deal value is $428 million of maximum poten_al revenue from commercial contracts entered into with corresponding approved investment agreements entered into during H1 2021 and $195 million of maximum poten_al revenue from commercial contracts entered into during H1 2021 in connec_on with contemplated investment agreements that are subject to nego_a_on, approval, and execu_on, less $3 million for revenue recognized through June 30, 2021 from such commercial contracts. 62 deals worth $1 million or more 30 deals worth $5 million or more 21 deals worth $10 million or more

04 Financial Update We added 20 net new customers in Q2 2021. Average Revenue per Customer $7.9M $8M $6.6M +19% $6M $4M $2M TR__L_NG 12 MONTHS TR__L_NG 12 MONTHS ENDED JUNE 30, 2020 ENDED JUNE 30, 2021 We de?ne a customer as an organiza_on from which we have recognized revenue during the trailing twelve month period. Average revenue per customer is calculated as total revenue for the trailing twelve-month period divided by the number of customers from which we recognized that revenue. Average Revenue per Top 20 Customer $39M $40M +36% $29M $30M $20M $10M TR__L_NG 12 MONTHS TR__L_NG 12 MONTHS ENDED JUNE 30, 2020 ENDED JUNE 30, 2021 Average revenue from our top twenty customers for each period presented is the average revenue recognized from the twenty customers with the greatest amount of revenue recognized in each respec_ve period.

04 Financial Update In Q2 2021, our adjusted gross margin improved to 82%, and contribu_on margin improved to 58%. Adjusted Gross Margin 85% 82% 80% 80% . Q2 2020 Q2 2021 Adjusted gross margin excludes stock-based compensa_on. Adjusted gross margin and contribu_on margin are non-GAAP ?nancial measures. Please see the appendix for reconcilia_ons of these non-GAAP ?nancial measures to the most directly comparable GAAP measures. Contribu_on Margin 70% 58% 60% 55% 50% . Q2 2020 Q2 2021 Contribu_on margin is de?ned as revenue less cost of revenue and sales and marke_ng expenses, excluding stock-based compensa_on, divided by revenue.

04 Financial Update In Q2 2021, we generated $117M in adjusted opera_ng income—represen_ng an adjusted opera_ng margin of 31% ahead of prior guidance of 23%. Adjusted opera_ng income (loss) and adjusted opera_ng margin excludes stock-based compensa_on and related employer payroll taxes. Please see the appendix for reconcilia_ons of these non-GAAP ?nancial measures to the most directly comparable GAAP measures. Adjusted Opera_ng Income $150M $117M 31% _DJUSTED OPER_T_NG M_RG_N $100M $50M $29M Q2 2020 Q2 2021

04 Financial Update In H1 2021, we generated $201 million in adjusted free cash flow, represen_ng a margin of 28%. Adjusted free cash ?ow excludes employer payroll taxes related to stock-based compensa_on. Please see the appendix for reconcilia_ons of these non-GAAP ?nancial measures to the most directly comparable GAAP measures. Adjusted Free Cash Flow $300M $201M $200M 28% _DJUSTED FREE C_SH FLO_ M_RG_N $100M ($100M) ($200M) ($232M) ($300M) H1 2020 H1 2021

04 Financial Update Looking ahead ? Q3 2021 Outlook ? Full Year 2021 Outlook ? Long-Term Outlook Revenue of Adjusted free Revenue growth of $385M cash ?ow of 30%+ $300M+ for this year and Adjusted opera_ng —up from $150M+ the next four years margin of previously _atch video _ 22%

Appendix ©2021 Palantir Technologies _nc. _ug 12 2021

Appendix Reconciliation of Cash Flow from Operating _ctivities to _djusted Free Cash Flow and _djusted Free Cash Flow Margin _djusted free cash flow margin is calculated as adjusted free cash flow divided by revenue. ($ THOUS_NDS) Q1 2_2_ Q2 2_2_ H1 2_2_ Q1 2_21 Q2 2_21 H1 2_21 Cash Flow from Operating _ctivities $ (287,184) $ 60,854 $ (226,330) $ 116,881 $ 22,750 $ 139,631 _dd: Cash Paid for Taxes Related to Stock-Based Compensation $ —— $ —— $ —— $ 34,802 $ 27,770 $ 62,572 Less: Cash Used to Purchase Property and Equipment $ (3,016) $ (2,929) $ (5,945) $ (708) $ (697) $ (1,405) _djusted Free Cash Flow $ (290,200) $ 57,925 $ (232,275) $ 150,975 $ 49,823 $ 200,798 _djusted Free Cash Flow Margin (127%) 23% (48%) 44% 13% 28%

Appendix Reconciliation of Gross Profit to _djusted Gross Profit and _djusted Gross Margin [Excluding Stock-Based Compensation] _djusted gross margin is calculated as adjusted gross profit divided by revenue. ($ THOUS_NDS) Q2 2_2_ Q2 2_21 Gross Profit $ 183,479 $ 284,716 _dd: Stock-Based Compensation $ 17,832 $ 24,029 _djusted Gross Profit $ 201,311 $ 308,745 _djusted Gross Margin 80% 82%

Appendix Reconciliation of Loss from Operations to _djusted Operating _ncome and _djusted Operating Margin [Excluding Stock-Based Compensation and Related Employer Payroll Taxes] _djusted operating margin is calculated as adjusted operating income divided by revenue. ($ THOUS_NDS) Q1 2_2_ Q2 2_2_ H1 2_2_ Q1 2_21 Q2 2_21 H1 2_21 Loss from Operations $ (70,185) $ (99,145) $ (169,330) $ (114,014) $ (146,148) $ (260,162) _dd: Stock-Based Compensation $ 54,107 $ 127,848 $ 181,955 $ 193,731 $ 232,742 $ 426,473 Employer Payroll Taxes Related to Stock-Based Compensation $ —— $ —— $ —— $ 36,866 $ 30,133 $ 66,999 _djusted Operating _ncome $ (16,078) $ 28,703 $ 12,625 $ 116,583 $ 116,727 $ 233,310 _dusted Operating Margin (7%) 11% 3% 34% 31% 33%

Appendix Reconciliation of Loss from Operations to Contribution Margin ($ THOUS_NDS) Q2 2_2_ Q2 2_21 Loss from Operations $ (99,145) $ (146,148) _dd: Research and Development Expenses, Excluding Stock-Based Compensation $ 48,918 $ 59,894 General and _dministrative Expenses, Excluding Stock-Based Compensation $ 61,104 $ 71,886 Stock-Based Compensation $ 127,848 $ 232,742 Contribution $ 138,725 $ 218,374 Contribution Margin 55% 58%

Appendix Reconciliation of Revenue to Billings ($ THOUS_NDS) Q2 2_2_ Q2 2_21 Revenue $ 251,889 $ 375,642 Plus: Change in Contract Liabilities $ 19,249 $ 3,063 Billings $ 271,138 $ 378,705